[The American Funds Group(r)]

NEW WORLD FUND

SEEING NEW WORLDS THROUGH EXPERIENCED EYES
FIRST REPORT TO SHAREHOLDERS, FOR THE PERIOD ENDED OCTOBER 31, 1999 [photo: person sitting on boat, while working on laptop computer]

New World Fund(SM) seeks long-term growth of capital by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

New World Fund is one of the 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For more than six decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Lifetime total return
(from June 17, 1999, through October 31, 1999)    +0.5%

Fund results in this report were computed without a sales charge, unless otherwise indicated. Here is the fund's total return, with all distributions reinvested, for the period ended October 31, 1999, assuming payment of the 5.75% maximum sales charge: Lifetime (since 6/17/99): -5.32%. Sales charges are lower for amounts over $50,000.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF, OR GUARANTEED BY, A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES (ESPECIALLY IN DEVELOPING COUNTRIES) ENTAILS ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, AS MORE FULLY DESCRIBED IN THE PROSPECTUS. HIGH-YIELD BONDS ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL.

FELLOW SHAREHOLDERS:

WE ARE PLEASED to have this opportunity to welcome you as a shareholder of New World Fund, the newest member of The American Funds Group.

Your fund has a unique strategy for participating in the growth of the developing world: It may invest directly in the companies and debt securities of developing countries; it can also seek indirect exposure to these countries by investing in developed-world companies with significant assets or revenues in the developing world. This mix of assets and exposures should provide the fund with diversification and liquidity, which may lessen the volatility historically associated with investing in developing markets.

By the close of the initial offering period on June 17, the fund had received more than $600 million in assets, surpassing our most optimistic expectations. We closed the fund for 90 days to allow time to invest those assets in a deliberate manner, and then reopened the fund on September 15. By October 31, the end of the fiscal period covered in this report, assets had grown to more than $730 million, mostly as a result of new investments by shareholders.

INVESTMENT RESULTS

New World Fund began life in what proved to be a turbulent period for developing markets. After rising together for the first half of the year, world stock markets took different directions after June. Most developed markets continued to rise, while developing markets declined somewhat.

Between June 17 and October 31, New World Fund's net asset value increased from $23.56 per share to $23.67, for a modest total return of 0.5%. Reflecting the divergence in world markets, the unmanaged Morgan Stanley Capital International
(MSCI) World Index, a measure of 23 major stock markets around the world, posted a gain of 3.7% over this same brief period, while the unmanaged MSCI Emerging Markets Free (EMF) Index, which measures 25 developing country stock markets, fell 3.1%. Because the fund invests in both developed and developing markets, neither index perfectly captures the fund's investment universe. A more comprehensive measure of the portfolio's equity component is the MSCI All Country World Free Index, which blends the World and EMF indexes, weighted by market capitalization. It rose 3.4% over the period.

Your fund also holds fixed-income securities for their total return potential. In a rough year for bonds in general, emerging markets debt was one of the few bright spots. Over the period, the JP Morgan Emerging Markets Bond Index Plus rose 4.9%.

The softness in developing markets can be attributed to a number of events, ranging from earthquakes in Turkey, Greece and Taiwan to uncertainty over political elections in Indonesia and several Latin American countries. Elections, even in developed countries, often have a volatile effect on stock markets.

For the fund, this has meant opportunity: lower prices for what were already attractively valued companies. The fund's cash position of approximately 19% on October 31 is allowing us to take selective advantage of the situation.

[Begin Caption]
Prague, Czech Republic
[End Caption]
[Begin Sidebar]

WHERE THE FUND'S ASSETS WERE INVESTED
By percent of net assets on October 31, 1999

DEVELOPED MARKET EQUITIES                                  34.1%



ASIA

         Japan                          7.7%

         Singapore                      3.4

         Hong Kong                      2.4

         Australia                      1.4

         Taiwan                         1.3



THE AMERICAS

         United States                  8.9



EUROPE

         United Kingdom                 2.8

         Sweden                         1.8

         Netherlands                    1.7

         France                         1.0

         Finland                        .8

         Norway                         .7

         Switzerland                    .2



DEVELOPING MARKET EQUITIES                                  35.7%



ASIA

         South Korea                    8.6

         Philippines                    1.9

         China                          1.3

         India                          1.0

         Thailand                       .6

         Indonesia                      .3



THE AMERICAS

         Mexico                         4.6

         Brazil                         4.5

         Argentina                      1.1

         Venezuela                      .5

         Chile                          .4



EUROPE

         Hungary                        2.9

         Poland                         1.6

         Croatia                        .6

         Greece                         .3



AFRICA/MIDDLE EAST

         Israel                         3.2

         South Africa                   1.4



OTHER

         Supranational                  .9



DEVELOPING MARKET BONDS                                  11.5%



ASIA

         Philippines                    2.6

         India                          .3



THE AMERICAS

         Brazil                         3.5

         Argentina                      2.1

         Mexico                         1.6

         Panama                         .6

         Venezuela                      .3



EUROPE

         Turkey                         .5



CASH & EQUIVALENTS                                  18.7%



TOTAL                                   100.0%




[End Sidebar]

[Begin Caption]
Mexico City, Mexico
[End Caption]

THE FUND'S PORTFOLIO

Your fund's investment adviser, Capital Research and Management Company, invests with a long-term focus based on thorough research into individual companies. We have found that this company-by-company approach is more effective over the long run than an approach based on geographic or industry weightings. Among the benefits of this company focus is broad diversification. Thus far, the portfolio includes holdings in 94 companies based in 32 countries, representing a broad range of industries.

At times, this emphasis on individual companies may result in sizable holdings in a particular country or sector; where it does so, as with the telecommunications holdings currently in the fund's portfolio, it is because that is where our analysts have found attractively valued companies with solid long-term prospects.

Here is a brief look, arranged by region, at some of the companies in which you are part owner.

ASIA AND THE PACIFIC BASIN

Asia continued to improve almost everywhere. In Japan, a second consecutive quarter of positive economic growth lent credence to the continuing economic recovery there. Buoyed by investor confidence, the yen rose strongly against both the dollar and the euro, helping to bolster equity returns. At 7.7% of assets, Japan is the fund's fourth-largest geographic concentration. Many of the fund's Japanese holdings are stocks of companies in the process of restructuring to remain globally competitive. Some companies are closing unprofitable divisions and, for the first time in Japan, rethinking the concept of lifetime employment. Sony, the consumer electronics giant and one of the fund's ten largest holdings, represents this new resolve among Japanese management teams. Also among the fund's larger holdings were two Japanese automakers, Honda and Suzuki.

Australia was a slightly different matter. It weathered the Asian financial crisis better than other economies in the region, but growth is sluggish and likely to remain so until recovery has reinvigorated its neighbors and trading partners. That said, we have found attractive opportunities in Australia. One example is Coca-Cola Amatil. The Coke/(r)/ bottler has operations in Australia, Indonesia, South Korea and the Philippines, with nearly half its earnings coming from its domestic market. The financial crisis in the region hit the company with a double punch: not only lower sales at home, but increased competition in its other markets from local bottlers who discounted their products steeply. While recovery may take time, we remain impressed by the company's long-term prospects. Bottling has historically been a profitable business, and the company serves a territory with ample room for growth. The stock is down 23% for the period, and we have been adding to our position.

Among Asia's developing economies, South Korea continued to lead the way. The dismantling of the debt-ridden Daewoo conglomerate gave proof of the government's commitment to business and financial restructuring. South Korea is the fund's second-largest geographic concentration, and three of our ten largest holdings are Korean firms, including Samsung Electronics and Samsung Electro-Mechanics. The first Samsung is a consumer electronics manufacturer whose products are sold around the world; the other Samsung makes components for cellular telephones, supplying leading developed world telecommunications companies such as Ericsson.

THE AMERICAS

Despite stronger-than-expected earnings, U.S. large-capitalization stocks posted only modest gains, with Standard & Poor's 500 Composite Index rising 2.4% over the fund's reporting period. Small-cap and cyclical stocks, which had benefited from a broadening of the market earlier in the year, dropped sharply. Investors were rattled by rising interest rates and hints of inflation in the prices of raw materials and crude oil.

At nearly 9% of assets, the United States is the fund's largest geographic concentration. Holdings include a number of familiar multinational companies, such as Colgate-Palmolive and Sara Lee. In this country, Sara Lee is best-known for its frozen baked-goods business, but it is also one of the leading suppliers of hosiery in Latin America.

Brazil is the fund's third-largest geographic concentration, accounting for 8% of net assets. Following a devaluation of the currency earlier in the year, the Brazilian government is continuing to take steps to stimulate growth. A tight rein on the budget should lead to lower interest rates, which may, in turn, lead the country out of recession. Meanwhile, Brazilian companies should benefit from a weakening U.S. dollar and the recent rise in commodities prices.

[Begin Caption]
Budapest, Hungary
[End Caption]

Several cellular phone companies are among our Brazilian holdings. Cellular providers have phenomenal growth prospects in developing countries, where people frequently forego the phone in the home and go straight to cellular. The fund's other Latin American telecommunications holdings include Telefonos de Mexico, Telecom Argentina and Telecomunicaciones de Chile.

We have also found attractive bond investments in Latin America. Bonds accounted for just under 12% of the portfolio; more than half of these were issued in Latin America. The fund owns both corporate issues, including Televisa, the Mexican media company, and government bonds. The fund held 3.5% of assets in Brazilian C-bonds, which offer a very attractive current yield. We would expect ongoing economic and political reforms to generate some capital appreciation as well.

[photo: Woman in kimono, standing next to bullet trains]

EUROPE

European stocks continued to climb after midyear as the region's economic recovery, which had energized only a handful of industries until then, finally took hold across the continent. Consumer confidence and spending rose in France, along with the stock market. German exporters benefited from a weakening of the euro and improving conditions in Asia. Throughout Europe, mergers and acquisitions continued at a rapid pace, as companies seek to become globally competitive in size and scope. The only damper on European recovery was intentional: To forestall a possibly overheating domestic economy and relieve a tight labor market, the Bank of England raised short-term interest rates in September.

One of the fund's larger holdings is Ericsson, the Swedish telecommunications equipment manufacturer whose products are sold in more than 100 countries. Other European holdings with a presence in developing markets included Carrefour, a food retailer based in France, and AstraZeneca, a pharmaceutical conglomerate based in the United Kingdom.

Greece and Turkey led developing markets in Europe, up 26.4% and 14.7%,/1/respectively, despite earthquakes in both countries that temporarily depressed stock prices. Our largest concentration of assets in developing Europe, however, was in Hungary. Magyar Tavkozlesi is the country's dominant telecommunications provider. MOL Magyar is an oil refiner that saw its business disrupted by the nearby conflict in Serbia. The disruption also required the company to forge new relationships, which has created new opportunities. Now that peace has been restored, we expect business for the company to improve dramatically.

/1/Based on MSCI country indexes for the period June 30, 1999, through October 31, 1999, expressed in dollar terms with reinvestment of dividends.

We are happy with the progress we have made thus far, and encouraged by the number of attractive investment opportunities we have found on your behalf. We are also most gratified by the reception to the fund and its unique investment strategy, specifically designed for long-term individual shareholders such as yourself. As we embark on this endeavor together, we look forward to a long and successful relationship, and to reporting to you again in six months.

Cordially,

/s/Gina H. Despres
Gina H. Despres
Chairman of the Board

/s/Robert W. Lovelace
Robert W. Lovelace
President

December 9, 1999

SEEING NEW WORLDS THROUGH EXPERIENCED EYES

[Begin Caption]
Santiago, Chile
[End Caption]

In the early 1950s, it took 24 hours - and three stops - to fly from New York to Tokyo. The Berlin Wall hadn't even been built yet, let alone torn down. It was a time when few U.S. citizens ventured abroad and virtually none of their investments did. But investment professionals from Capital Research and Management Company were already crisscrossing the globe.

EVOLUTION OF A GLOBAL PERSPECTIVE

When Capital Research and Management Company, investment adviser to New World Fund and the 28 other American Funds, first extended its research beyond our borders, the focus was on the overseas subsidiaries of U.S. companies. Portfolio counselors and research analysts met, not just with the management teams of these companies, but also called on their competitors and suppliers, regulators, bankers and government officials.

In the process, long before global investing became commonplace, Capital Research developed a global understanding of entire industries - and a reasoned appreciation for the opportunities to be found around the world.

Capital Research opened its first overseas investment office, in Geneva, in 1962. A London office followed in 1979. Over the next 10 years, offices were also established in Tokyo, Hong Kong and Singapore.

SETTING THE STANDARD

As in any new endeavor, there were challenges. Capital Research's first investment analysts abroad uncovered obstacles along with the opportunities. So Capital Research set out to overcome them.

An immediately apparent problem was that measuring investment results outside the United States was difficult. Indexes, which are useful as benchmarks, didn't exist for many industries - and even entire countries. Needing a solution, Capital Research created authoritative gauges of the world's stock markets. Capital International Indexes/1/ - such as the Europe, Australasia and Far East (EAFE) and Emerging Markets Free (EMF) - are the standards the financial world still relies on today.

/1/Commercial rights were sold to Morgan Stanley in 1986.

Another obstacle was the lack of reliable, comprehensive information. At first, countries and companies weren't accustomed to providing it. Capital Research was often the first U.S. investment manager ever to call on some overseas companies. For the first time, an interested U.S. investor was asking about business growth, sales forecasts, profits, costs, labor and a range of other factors bearing on a company's prospects. As a result, many companies started keeping and reporting the types of information that potential investors require.

In many ways, Capital Research laid the groundwork for investment managers who followed, and along the way, built an unparalleled base of information.

[Begin Sidebar]
CAPITAL RESEARCH AND MANAGEMENT COMPANY WAS ONE OF THE FIRST U.S. INVESTORS TO RECOGNIZE THE POTENTIAL OF GLOBAL INVESTING.
[End Sidebar]

UNPARALLELED GLOBAL RESEARCH

Capital Research's pioneering commitment to global research has paid a growing dividend, so to speak. Early research into overseas subsidiaries of U.S. companies had also uncovered promising non-U.S. companies. Likewise, growing familiarity with non-U.S. companies uncovered even further opportunities. Many non-U.S. companies served - and still serve - developing markets where U.S. companies are not active. What's more, companies both in the U.S. and around the world had begun to shift components of their business, such as assembly and testing, to developing countries. As a result, Capital Research soon had analysts researching companies in countries that did not yet have stock exchanges.

By 1986, Capital Research's long-time global presence and unique perspective on developing markets were among the reasons that an affiliate of the World Bank selected it to manage an institutional emerging markets fund - the first of its kind./2/ In 1999, Capital Research created New World Fund, another first of its kind. The identification of "Qualified Developing Countries," along with the fund's flexible mix of assets and emphasis on liquidity, make it unique among mutual funds that seek to participate in the growth of developing markets.

/2/In 1988, management of the fund was assumed by Capital International, Inc., a newly created affiliate of the Capital organization.

CAPITAL RESEARCH: A TRUSTED GUIDE TO NEW WORLDS

As a shareholder in New World Fund, you've acquired the benefit of knowledge gained from more than 45 years of global investing, and the resources and expertise of more than 100 investment professionals based in 9 offices around the world. On your behalf, Capital Research's portfolio counselors and research analysts made more than 9,000 research visits in 47 countries last year. And it is not hyperbole to say that this endeavor has just one aim: to best serve the interests of shareholders in New World Fund and the other American Funds.

New World Fund benefits not only from this comprehensive global research effort but also from Capital Research's presence in developing markets. The research analysts behind your fund made more than 130 visits to companies in Latin America last year and 34 visits in Africa and the Middle East. Analysts were also on the ground, kicking tires and asking tough questions, on hundreds of visits to Eastern Europe, Asia and the Pacific Basin.

Developing countries should account for more than 50% of the world's estimated incremental economic growth over the next decade, according to Capital International. There is excitement in those numbers, and there is opportunity. The investment professionals of Capital Research and Management Company are honored by your trust in them and committed to bringing the best of those opportunities to you.

[photo: man speaking on cellular phone]

WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

[photos: American flag, globe, map]

AS A SHAREHOLDER in New World Fund you are also a member of The American Funds Group,(r) the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

* A LONG-TERM, VALUE-ORIENTED APPROACH: Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced shares and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

* A GLOBAL PERSPECTIVE: We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. We spend substantial resources getting to know companies and industries around the world.

* A MULTIPLE PORTFOLIO COUNSELOR SYSTEM: More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

* EXPERIENCED INVESTMENT PROFESSIONALS: Nearly 90% of the portfolio counselors who serve the American Funds were in the investment business before the stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

* A COMMITMENT TO LOW OPERATING EXPENSES: You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(SM)
SMALLCAP World Fund(r)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(r)
Capital World Growth and Income Fund(SM)
Fundamental Investors(SM)
The Investment Company of America(r)
Washington Mutual Investors Fund(SM)

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(r)
The Income Fund of America(r)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

INCOME FUNDS
Emphasis on current income through bonds
American High-Income Trust(SM)
The Bond Fund of America(SM)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(SM)

TAX-EXEMPT INCOME FUNDS
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(SM)
The Tax-Exempt Bond Fund of America(r)

State-specific tax-exempt funds
The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)

MONEY MARKET FUNDS
Emphasis on stable monthly income through money market instruments The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(SM)
The U.S. Treasury Money Fund of America(SM)

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISER, DOWNLOAD ONE FROM OUR WEB SITE AT WWW.AMERICANFUNDS.COM, OR PHONE THE FUND'S TRANSFER AGENT, AMERICAN FUNDS SERVICE COMPANY, AT 800/421-0180. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR MORE INFORMATION, ASK YOUR FINANCIAL ADVISER FOR A COPY OF A PORTFOLIO FOR EVERY INVESTOR.

New World Fund, Inc.
Investment Portfolio, October 31, 1999


Industry Diversification
Percent of Net Assets
 8.60%  Diversified Telecommunication Services
 7.71%  Electronic Components
 6.93%  Banking
 4.45%  Electrical & Electronics
 3.81%  Beverages & Tobacco
38.26%  Other Industries
11.51%  Bonds & Notes
18.73%  Cash & Equivalents



Largest                                              Percent
Individual                                            of Net
Holdings                                              Assets

Samsung Electro-Mechanics                                2.79
Samsung Electronics                                      2.19
Sony                                                     1.99
Telefonos de Mexico                                      1.96
Magyar Tavkozlesi                                        1.79
Unibanco-Uniao de Bancos Brasileiros                     1.69
Trigem Computer                                          1.65
DBS Group Holdings                                       1.64
Honda Motor                                              1.52
First Pacific                                            1.46



                                                     Shares/  Market Percent
                                                    Principal  Value  of Net
EQUITY SECURITIES (common and preferred               Amount (Million Assets
 stocks and convertible debentures)
--------------------------------------------        -------- ----------------

DIVERSIFIED TELECOMMUNICATION SERVICES  -  8.60%
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico  167,000  14.279
Telefonos de Mexico, SA de CV 4.25% convertible      $180,000    .189    1.96
 debentures 2004
Magyar Tavkozlesi Rt. (ADR) (Hungary)                 460,000  13.254    1.79
Korea Telecom Corp. (South Korea)                      65,000   4.375
Korea Telecom Corp. (ADR)(1)                          105,000   3.701    1.09
Nortel Inversora SA, preferred, Class B (ADR)         348,000   5.264     .71
 (Argentina)
Global TeleSystems Group, Inc. (USA)(1)               168,700   4.038     .55
Mahanagar Telephone Nigam Ltd. (GDR) (India)          485,000   4.038     .55
Videsh Sanchar Nigam Ltd. (GDR) (India)               212,800   3.399     .46
Compania Anonima Nacional Telefonos de Venezuela -    130,000   3.356     .46
 CANTV, Class D (ADR) (Venezuela)
Compania de Telecomunicaciones de Chile SA            170,000   2.837     .38
 (ADR) (Chile)
Telecom Argentina STET-France Telecom SA,             100,000   2.750     .37
 Class B (ADR) (Argentina)
Koninklijke PTT Nederland NV (Netherlands)             40,322   2.070     .28

ELECTRONIC COMPONENTS  -  7.71%
Samsung Electro-Mechanics Co. (South Korea)           426,000  20.607    2.79
Samsung Electronics Co., Ltd. (South Korea)            96,900  16.163    2.19
Hon Hai Precision Industry Co. Ltd. (Taiwan)(1)     1,150,000   7.893    1.07
NatSteel Electronics Ltd. 1.50% convertible         $5,180,00   5.115     .69
 debentures 2004
Venture Manufacturing (Singapore) Ltd. (Singapore)    526,800   4.690     .63
Varitronix International Ltd. (Hong Kong)           1,161,000   2.503     .34

BANKING  -  6.93%
Unibanco-Uniao de Bancos Brasileiros SA, units        539,500  12.476    1.69
 (GDR) (Brazil)
DBS Group Holdings Ltd. (Singapore)                 1,070,779  12.109    1.64
ABN AMRO Holding NV (Netherlands)                     441,746  10.687    1.45
Wielkopolski Bank Kredytowy SA (Poland)             1,095,924   6.445     .87
Bangkok Bank PCL (Thailand)(1)                      1,962,500   4.578     .62
Hanvit Bank (South Korea)(1)                          833,650   3.094     .42
Kookmin Bank (South Korea)                            110,000   1.716
Kookmin Bank, rights, expire 11/4/1999(1)              11,048    .067     .24

ELECTRICAL & ELECTRONICS  -  4.45%
Trigem Computer Inc. (South Korea)                    164,000  12.215    1.65
Telefonaktiebolaget LM Ericsson, Class B (Sweden)     216,500   9.019
Telefonaktiebolaget LM Ericsson, Class B (ADR)         35,000   1.496    1.42
ECI Telecom Ltd. (Israel)                             300,000   8.738    1.19
LG Electronics Inc. (South Korea)                      43,000   1.409     .19

BEVERAGES & TOBACCO  -  3.81%
Coca-Cola Amatil Ltd. (Australia)                   2,365,196   7.296     .99
Fomento Economico Mexicano, SA de CV (ADR) (Mexico)   186,000   6.103     .83
Coca-Cola Co. (USA)                                    87,000   5.133     .69
South African Breweries PLC (United Kingdom)(1)       517,000   4.530     .61
PepsiCo, Inc. (USA)                                    85,000   2.948     .40
Coca-Cola Beverages PLC (United Kingdom)(1)         1,100,000   2.114     .29

HEALTH & PERSONAL CARE  -  3.69%
Avon Products, Inc. (USA)                             241,800   7.798    1.06
Kimberly-Clark Corp. (USA)                            105,000   6.628     .90
AstraZeneca PLC (United Kingdom)                      143,300   6.484     .88
PLIVA d.d. (GDR) (Croatia)                            425,000   4.633     .63
Novartis AG (Switzerland)                               1,100   1.645     .22

AUTOMOBILES  -  3.40%
Honda Motor Co., Ltd. (Japan)                         266,000  11.240    1.52
Suzuki Motor Corp. (Japan)                            669,000  10.177    1.38
Nissan Motor Co., Ltd. (Japan)                        615,000   3.691     .50

WIRELESS TELECOMMUNICATION SERVICES  -  3.13%
Telesp Celular SA, preferred nominative (Brazil)    135,357,3   7.059     .96
Tele Sudeste Celular Participacoes SA, preferred      201,500   4.030     .55
 nominative (ADR) (Brazil)
Nuevo Grupo Iusacell, SA de CV (ADR) (Mexico)(1)      264,000   3.135     .42
China Telecom (Hong Kong) Ltd. (China)(1)             812,000   2.780     .38
Tele Nordeste Celular Participacoes SA, preferred      85,000   2.157     .29
 nominative (ADR) (Brazil)
Tele Celular Sul Participacoes SA, preferred          115,000   2.013     .27
 nominative (ADR) (Brazil)
Telemig Celular Participacoes SA, preferred            44,400   1.218     .16
 nominative (ADR) (Brazil)
Partner Communications Co. (ADR) (Israel)(1)           47,600    .750     .10

BUSINESS SERVICES  -  2.84%
Check Point Software Technologies Ltd. (Israel)(1)     45,000   5.206     .70
Seminis, Inc. (USA)(1)                                554,000   4.328     .59
International Container Terminal Services, Inc.     44,500,00   4.283     .58
 (Philippines)(1)
Sabre Group Holdings, Inc. (USA)(1)                    70,200   3.120     .42
Zhejiang Expressway Co. Ltd. (China)                18,200,00   2.764     .37
Rentokil Initial PLC (United Kingdom)                 395,000   1.309     .18

MULTI-INDUSTRY  -  2.74%
First Pacific Co. Ltd. (Hong Kong)                  18,572,00  10.758    1.46
Orkla AS, Class A (Norway)                            335,000   4.678
Orkla AS, Class A, rights, expire 11/22/1999 (1)      335,000    .630     .72
Industriforvaltnings AB Kinnevik, Class B (Sweden)    133,000   2.640     .36
Benpres Holdings Corp. (Philippines)(1)             8,400,000   1.470     .20

BROADCASTING & PUBLISHING  -  2.66%
MIH Ltd. (South Africa)(1)                            148,000   6.623     .90
Grupo Televisa, SA, ordinary participation            132,000   5.610     .76
 certificates (ADR) (Mexico)(1)
Nasionale Pers Beperk (South Africa)                  473,000   2.946     .40
Matav-Cable Systems Media Ltd. (Israel)               100,000   2.311     .31
Antenna TV SA (ADR) (Greece)(1)                       234,000   2.106     .29

METALS: NONFERROUS  -  2.29%
Alcoa Inc. (USA)                                      109,000   6.622     .90
KGHM Polska Miedz SA (GDR) (Poland)                   400,000   5.040     .68
Freeport-McMoRan Copper & Gold Inc., Class B (USA)    268,000   4.472     .61
Billiton PLC (United Kingdom)                         178,000    .775     .10

FOOD & HOUSEHOLD PRODUCTS  -  2.26%
Sara Lee Corp. (USA)                                  249,400   6.750     .91
Colgate-Palmolive Co. (USA)                            52,300   3.164     .43
Reckitt & Colman PLC (United Kingdom)                 253,500   3.009     .41
PT Indofood Sukses Makmur Tbk (Indonesia)           1,803,000   2.143     .29
Uni-President Enterprises Co. (Taiwan)              2,398,000   1.600     .22

APPLIANCES & HOUSEHOLD DURABLES  -  1.99%
Sony Corp. (Japan)                                     94,200  14.709    1.99

ENERGY SOURCES  -  1.96%
MOL Magyar Olaj- es Gazipari Rt. (Hungary)            395,000   7.966    1.08
Sasol Ltd. (South Africa)                             500,000   3.420     .46
Broken Hill Proprietary Co. Ltd. (Australia)          300,000   3.099     .42

MACHINERY & ENGINEERING  -  1.69%
Mitsubishi Heavy Industries, Ltd. (Japan)           1,750,000   6.874     .93
Metso Oyj (Finland)(1)                                497,000   5.622     .76

RECREATION & OTHER CONSUMER PRODUCTS  -  1.39%
Fuji Photo Film Co., Ltd. (Japan)                     173,000   5.566     .75
Shimano Inc. (Japan)                                  189,000   4.719     .64

REAL ESTATE  -  1.34%
Ayala Land, Inc. (Philippines)                      17,050,00   4.369     .59
SM Prime Holdings, Inc. (Philippines)               22,800,00   4.047     .55
New World China Land Ltd. (China - Incorporated     3,141,800   1.456     .20
 in the Cayman Islands)(1)

MERCHANDISING  -  1.25%
Carrefour SA (France)                                  40,425   7.487    1.02
Organizacion Soriana, SA de CV, Class B (Mexico)      462,000   1.715     .23

CHEMICALS  -  1.19%
Monsanto Co. (USA)                                    147,700   5.686     .77
Omni Industries Ltd. (Singapore)                    3,250,000   3.089     .42

UTILITIES: ELECTRIC & GAS  -  1.13%
Huaneng Power International, Inc. (China)           14,532,00   4.349     .59
Eletropaulo Metropolitana - Electricidade de Sao    87,100,00   3.963     .54
 Paulo SA, preferred nominative (Brazil)

ELECTRONIC INSTRUMENTS  -  0.90%
Orbotech Ltd. (Israel)(1)                              85,000   6.641     .90

MISCELLANEOUS MATERIALS & COMMODITIES  -  0.53%
De Beers Consolidated Mines Ltd. (South Africa)       144,000   3.935     .53

TRANSPORTATION: AIRLINES  -  0.50%
AMR Corp. (USA)(1)                                     58,600   3.721     .50

OTHER INDUSTRIES  -  1.21%
Kimberly-Clark de Mexico, SA de CV (Mexico)         1,023,000   3.276     .44
Li & Fung Ltd. (Hong Kong)                          1,656,000   2.824     .38
Old Mutual PLC (United Kingdom)(1)                  1,200,000   2.533     .34
Primax Electronics Ltd. (Taiwan)(1)                   580,000    .404     .05

MISCELLANEOUS  -  0.17%
Other equity securities in initial period of acquisition        1.264     .17
                                                             ------------------
TOTAL EQUITY SECURITIES (cost: $517.328 million)              515.223   69.76
                                                             ------------------

                                                    Principal Market Percent
                                                      Amount   Value  of Net
BONDS & NOTES                                       (Millions(Million Assets
--------------------------------------------        -------- ----------------

NON U.S. GOVERNMENT OBLIGATIONS  -  9.22%
Brazil (Federal Republic of):
 Bearer 8.00% 2014(2)                                 $26.023  17.500
 Global 10.125% 2027                                   10.500   8.256    3.49
Argentina (Republic of) 11.75% 2009                    16.000  15.780    2.13
United Mexican States Government Eurobonds, Global:
 10.375% 2009                                           2.000   2.037
 11.375% 2016                                           1.750   1.875
 11.50% 2026                                            5.400   6.052    1.35
Philippines (Republic of) 9.875% 2019                   6.500   6.321     .86
Panama (Republic of) Past Due Interest Eurobond         5.577   4.197     .57
 6.50% 2016(3)
Turkey (Republic of) 12.375% 2009                       4.000   4.025     .54
Venezuela (Republic of), Global 9.25% 2027              3.100   2.093     .28

WIRELESS TELECOMMUNICATION SERVICES  -  1.73%
Globe Telecom, Inc. 13.00% 2009                        12.150  12.773    1.73

BROADCASTING, AVERTISING & PUBLISHING  -  0.29%
Grupo Televisa, SA  0%/13.25% 2008(4)                   2.500   2.141     .29

MULTI-INDUSTRY  -  0.27%
Reliance Industries Ltd. 10.25% 2097                    2.500   2.018     .27
                                                             ------------------
TOTAL BONDS & NOTES (cost: $82.140 million)                    85.068   11.51
                                                             ------------------
                                                      Amount   Value  of Net
SHORT-TERM SECURITIES                               (Millions(Million Assets
--------------------------------------------        -------- ----------------
CORPORATE SHORT-TERM NOTES  -  15.79%
Ford Motor Credit Co. 5.32% due 12/13/1999             11.300  11.228    1.52
Siemens Capital Corp. 5.32% due 11/30/1999             10.000   9.956    1.35
Halifax PLC 5.33% due 12/6/1999                        10.000   9.948    1.35
Svenska Handelsbanken Group 5.34% due 12/29/1999       10.000   9.913    1.34
Rio Tinto America, Inc. 6.00% due 1/10/2000            10.000   9.878    1.34
Asset Securitization Cooperation Corp. 6.00%           10.000   9.859    1.33
 due 1/19/2000
Procter & Gamble Co. 5.30% due 12/14/1999               9.900   9.836    1.33
Eksportfinans ASA 5.30% due 11/29/1999                  9.700   9.659    1.31
Associates Corp. of North America 5.32% due             9.410   9.409    1.27
 11/1/1999
Arco British Ltd. 5.33% due 12/2/1999                   8.400   8.360    1.13
Gillette Co. 5.28% due 11/18/1999                       8.000   7.979    1.08
PACCAR Financial Corp. 5.32% due 12/20/1999             7.000   6.948     .94
National Rural Utilities Cooperative Finance Corp.      3.700   3.694     .50
 5.28% due 11/10/1999

FEDERAL AGENCY DISCOUNT NOTES  -  3.52%
Fannie Mae 5.22%-5.27% due 11/16-12/2/1999             13.600  13.551    1.84
Freddie Mac 5.13%-5.26% due 12/9-12/10/1999            12.500  12.427    1.68

NON-U.S. CURRENCY  -  0.04%
New Taiwanese Dollar                                NT$9.528     .301     .04
                                                             ------------------
TOTAL SHORT-TERM SECURITIES (cost: $142.956 million)          142.946   19.35
                                                             ------------------

TOTAL INVESTMENT SECURITIES (cost: $742.424 million)          743.237  100.62
Excess of payables over cash and receivables                    4.600     .62
                                                             ------------------
NET ASSETS                                                    738.637  100.00
                                                             ------------------



(1) Non-income-producing securities.
(2) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(3) Coupon rate may change periodically.
(4) Step bond; coupon will increase at a later date.


ADR = American Depository Receipts
GDR = Global Depository Receipts

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent Auditors Report.


See Notes to Financial Statements


New World Fund
Financial Statements
----------------------------------------------    ---------------- ----------------
Statement of Assets and Liabilities                                   (dollars in
at October 31, 1999                                                     millions)
----------------------------------------------    ---------------- ----------------
Assets:
Investment securities at market
 (cost: $599.468)                                                        $600.291
Short-term securities
 (cost: $142.956)                                                         142.946
Cash                                                                         .066
Receivables for-
 Sales of investments                                      $ 1.282
 Sales of fund's shares                                      4.829
 Dividends and accrued interest                              2.352          8.463
                                                  ---------------- ----------------
                                                                          751.766
Liabilities:
Payables for-
 Purchases of investments                                   11.232
 Repurchases of fund's shares                                1.332
 Management services                                          .461
 Accrued expenses                                             .104          13.129
                                                  ---------------- ----------------
Net Assets at October 31, 1999-
 Equivalent to $23.67 per share on
 31,199,536 shares of $.01 par value
 capital stock outstanding (authorized
 capital stock-- 200,000,000 shares)                                     $738.637
                                                                   ================

Statement of Operations
for the period June 17, 1999* to October 31, 1999                       Unaudited
                                                                      (dollars in
                                                                        millions)
----------------------------------------------    ---------------- ----------------
Investment Income:
Income:
 Dividends                                                 $ 1.262
 Interest                                                    6.995        $ 8.257
                                                  ----------------
Expenses:
 Management services fee                                     1.978
 Distribution expenses                                        .712
 Transfer agent fee                                           .411
 Registration statement and prospectus                        .018
 Postage, stationery and supplies                             .015
 Directors' fees                                              .072
 Auditing and legal fees                                      .007
 Custodian fee                                                .088
 Taxes other than federal income tax                          .001
 Other expenses                                               .079          3.381
                                                  ---------------- ----------------
 Net investment income                                                      4.876
                                                                   ----------------
Realized Loss and Unrealized
 Appreciation on Investments:
Net realized loss                                                           (.513)
Net unrealized appreciation on
 investments                                                                 .813
                                                                   ----------------

 Net realized loss and unrealized appreciation
  on investments                                                             .300
                                                                   ----------------
Net Increase in Net Assets Resulting
 from Operations                                                          $ 5.176
                                                                   ================



----------------------------------------------    ---------------- ----------------
Statement of Changes in Net Assets               (dollars in millions)
                                                   for the period
                                                 June 17, 1999* to
                                                  October 31, 1999

----------------------------------------------    ----------------
Operations:
Net investment income                                   $    4.876
Net realized loss on investments                             (.513)
Net unrealized appreciation
 on investments                                               .813
                                                  ----------------
 Net increase in net assets
 resulting from operations                                   5.176
                                                  ----------------


Capital Share Transactions:
Proceeds from shares sold:
      31,700,839 shares                                    745.141
Cost of shares repurchased:
      508,731 shares                                       (11.844)
                                                  ----------------

 Increase in net assets resulting from
  capital share transactions                               733.297
                                                  ----------------

Total Increase in Net Assets                               738.473

Net Assets:
Beginning of period (representing initial
   capitalization from sales of 7,428 shares
   of capital stock of the fund, less expenses)
   of $,011)                                                  .164
                                                  ----------------

End of period (including undistributed
 net investment income of $4.933)                         $738.637
                                                  ================


*Commencement of operations

See Notes to Financial Statements


Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - New World Fund, Inc. (the "fund") was organized on November 13, 1998 as a Maryland corporation. On April 19, 1999, the fund obtained its initial capitalization of $175,000 from the sale of 7,428 shares of its capital stock at $23.56 per share to Capital Research and Management Company (CRMC), the investment adviser. Operations commenced on June 17, 1999 upon the initial purchase of investment securities. The fund's fiscal year ends October 31. The fund is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in companies with significant exposure to countries which have developing economies and/or markets.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts and premiums and original issue discounts on securities purchased are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the period June 17, 1999 to October 31, 1999, such non-U.S. taxes were $71,000.

CURRENCY GAINS AND LOSSES - Net realized currency gains on dividends, interest, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $68,000 for the period June 17, 1999 to October 31, 1999.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

  As of October 31, 1999, net unrealized appreciation on investments for federal income tax purposes aggregated $813,000 of which $40,099,000 related to appreciated securities and $39,286,000 related to depreciated securities. During the period June 17, 1999 to October 31, 1999, the fund realized, on a tax basis, a net capital loss of $581,000 on securities transactions. Net gains related to non-U.S. currency transactions of $68,000 were treated as ordinary income for federal income tax purposes. The fund has available at October 31, 1999 a net capital loss carryforward totaling $581,000 which may be used to offset capital gains realized during subsequent years through 2007 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains.
The cost of portfolio securities for book and federal income tax purposes was $742,424,000 at October 31, 1999.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $1,978,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC) with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.85% of average net assets.

  The Board of Directors approved an amended agreement effective December 2, 1999, reducing the fees to $1,978,000. The amended agreement provides for monthly fees, accrued daily, based on an annual rate of 0.85% of the first $500 million of average net assets; 0.77% of such assets in excess of $500 million but not exceeding $1 billion; 0.71% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.66% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; and 0.62% of such assets in excess of $2.5 billion. Beginning June 17, 1999 CRMC voluntarily agreed to reduce its management fees provided by the amended agreement. As a result, the management fee was reduced by $40,000.

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to .30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the period June 17, 1999 to October 31, 1999, distribution expenses under the Plan were limited to $712,000. Had no limitation been in effect, the fund would have paid $1,448,000 in distribution expenses under the Plan. As of October 31, 1999, accrued and unpaid distribution expenses were $11,000.

  American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,117,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $411,000.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of October 31, 1999 aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1999) net of any payments to Directors, were $51,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $603,000,000 and $3,275,000, respectively, during the period June 17, 1999 to October 31, 1999.

  As of October 31, 1999, accumulated undistributed net realized loss on investments was $581,000 and additional paid-in capital was $733,160,000.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $88,000 includes $44,000 that was paid by these credits rather than in cash.

Per-Share Data and Ratios
for the period June 17, 1999(1) to October 31, 1999

Net Asset Value, Beginning of Period                                     $23.56
                                                                   ------------
 Income From Investment Operations:
  Net investment income                                                     .16
  Net losses on securities (both
   realized and unrealized)                                                (.05)
                                                                   ------------
   Total from investment operations                                         .11
                                                                    -----------
Net Asset Value, End of Period                                           $23.67
                                                                     ==========

Total Return (2)                                                       0.47%(3)

Ratios/Supplemental Data:
 Net assets, end of period (in millions)                                    739
 Ratio of expenses to average net assets                               0.52%(3)
 Ratio of net income to average net assets                             0.75%(3)
 Portfolio turnover rate                                                .83%(3)





(1)  Commencement of operations.
(2)  Excludes maximum sales charge of 5.75%.
(3) Based on operations for the period shown and, accordingly, not representative of a full year.


Independent Auditors' Report

To the Board of Directors and Shareholders of New World Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of New World Fund, Inc. (the "fund"), including the investment portfolio as of October 31, 1999, and the related statement of operations, changes in net assets and the per-share data and ratios for the period June 17, 1999, commencement of operations, to October 31, 1999. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of New World Fund, Inc. as of October 31, 1999, the results of its operations, changes in its net assets, and the per-share data and ratios for the period June 17, 1999, commencement of operations, to October 31, 1999, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
Deloitte & Touche LLP
Los Angeles, California

December 2, 1999

1999 TAX INFORMATION (unaudited)

 We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions.

     Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 3% of the dividends paid by the fund from net investment income represents qualifying dividends.

     Certain states may exempt from income taxation a portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, none of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

     Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

     SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY 2000 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1999 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

[The American Funds Group(r)]

NEW WORLD FUND

BOARD OF DIRECTORS
ELISABETH ALLISON
Cambridge, Massachusetts
Administrative Director, ANZI, Ltd.
(financial publishing and consulting);
publishing consultant,
Harvard Medical School

GINA H. DESPRES
Washington, D.C.
Chairman of the Board of the fund
Senior Vice President,
Capital Research and
Management Company

ROBERT A. FOX
Livingston, California
President and Chief Executive Officer,
Foster Farms Inc.

ALAN GREENWAY
La Jolla, California
Private investor; President,
Greenway Associates, Inc.
(management consulting services)

KOICHI ITOH
Tokyo, Japan
Group Vice President-
Asia/Pacific, Autosplice, Inc.;
former President and Chief Executive Officer,
IMPAC (management consulting
services); former managing partner,
VENCA Management (venture capital)

WILLIAM H. KLING
St. Paul, Minnesota
President, Minnesota Public Radio;
President, Greenspring Company;
former President, American Public Radio
(now Public Radio International)

ROBERT W. LOVELACE
Los Angeles, California
President of the fund
Vice President, Capital Research
and Management Company

JOHN G. MCDONALD
Stanford, California
The IBJ Professor of Finance,
Graduate School of Business,
Stanford University

WILLIAM I. MILLER
Columbus, Indiana
Chairman of the Board,
Irwin Financial Corporation

KIRK P. PENDLETON
Huntingdon, Pennsylvania
Chairman of the Board and
Chief Executive Officer,
Cairnwood, Inc.
(venture capital investment)

DONALD E. PETERSEN
Birmingham, Michigan
Retired; former Chairman of the Board
and Chief Executive Officer,
Ford Motor Company

OTHER OFFICERS
MARK E. DENNING
London, England
Senior Vice President of the fund
Director, Capital Research
and Management Company

DAVID C. BARCLAY
Los Angeles, California
Vice President of the fund
Vice President, Capital Research
and Management Company

ALWYN HEONG
New York, New York
Vice President of the fund
Vice President,
Capital Research Company

JOSEPH R. HIGDON
Washington, D.C.
Vice President of the fund
Senior Vice President and Director,
Capital Research Company

CARL M. KAWAJA
San Francisco, California
Vice President of the fund
Vice President,
Capital Research Company

VINCENT P. CORTI
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

R. MARCIA GOULD
Brea, California
Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

DAYNA YAMABE
Brea, California
Assistant Treasurer of the fund
Assistant Vice President - Fund Business
Management Group, Capital Research
and Management Company

OFFICES OF THE FUND
AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT
OR ANY OF THE FUND'S SERVICES, PLEASE
CONTACT YOUR FINANCIAL ADVISER. YOU MAY
ALSO CALL AMERICAN FUNDS SERVICE COMPANY,
TOLL-FREE, AT 800/421-0180 OR VISIT
WWW.AMERICANFUNDS.COM ON THE WORLD
WIDE WEB.

This report is for the information of shareholders of New World Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA  KBD/INS/4407
Lit. No. NWF-011-1299